As filed with the Securities and Exchange Commission on August 21, 2009

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

(Check appropriate box or boxes)

LEGG MASON PARTNERS EQUITY TRUST

Exact Name of Registrant as Specified in Charter:

55 Water Street

New York, New York 10041

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

Funds Investor Services

1-800-822-5544

or

Institutional Shareholder Services

1-888-425-6432

Area Code and Telephone Number:

Robert I. Frenkel

Name and Address of Agent for Service:

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Number and Street) (City) (State) (Zip Code)

With a Copy to:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered:

Class A, Class C and Class I shares of the Registrant

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on September 21, 2009 pursuant to Rule 488 under the Securities Act of 1933, as amended.

LEGG MASON LIGHT STREET TRUST, INC.

LEGG MASON CLASSIC VALUATION FUND

100 International Drive

Baltimore, Maryland 21202

Special Meeting of Shareholders to be held on November 24, 2009

October [    ], 2009

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to your fund, Legg Mason Classic Valuation Fund, a series of Legg Mason Light Street Trust, Inc., a Maryland corporation. Detailed information about the proposal is contained in the enclosed materials.

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on November 24, 2009, at the offices of Legg Mason Fund Adviser, Inc., 100 International Drive, 7th Floor, Baltimore, Maryland 21202, at 10:00 a.m. Eastern Time in order to consider and vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into another fund (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

David R. Odenath

President, Legg Mason Light Street Trust, Inc.

LEGG MASON LIGHT STREET TRUST, INC.

LEGG MASON CLASSIC VALUATION FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason Partners Investors Value Fund (the “acquiring fund”), a series of Legg Mason Partners Equity Trust.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the acquiring fund and you will become a shareholder of the acquiring fund. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

If you own Class A or Class C shares, you will receive the same class of shares of the acquiring fund. If you own Institutional Class shares, you will receive Class I shares of the acquiring fund.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Your fund’s Board and management believe that the reorganization is in the best interests of shareholders. The reorganization is a part of management’s ongoing initiative to rationalize the funds in the Legg Mason family into a more cohesive product set, leveraging management’s expertise within each style and eliminate overlapping funds. The reorganization is expected to streamline the investment product available to the distribution force and will thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. The Board believes that these factors are likely to result in efficiencies and economies of scale that will be beneficial to shareholders. The Board notes that the acquiring fund has had better average annual performance than your fund over the one- and five-year periods ending May 31, 2009, for the share classes outstanding during those periods. In addition, the Board believes that your fund has not attained a long-term viable size and is not likely to do so. The Board also believes that the proposed reorganization is preferable to liquidating your fund, as it will provide shareholders with the option of remaining in the acquiring fund.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the acquiring fund. Please see “Summary-Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

Reorganization	Significant Differences in Objectives and Strategies
Legg Mason Classic Valuation Fund into Legg Mason Partners Investors Value Fund	The investment objectives of the funds differ as follows:
• Both funds seek long-term growth of capital, but the acquiring fund also has a secondary objective of current income.

The principal investment policies of the funds differ as follows:

•     Investment Style. Your fund follows a pure value strategy, while the acquiring fund uses a combination of value and growth strategies. In addition, the acquiring fund’s investment process employs fundamental analysis, while your fund’s investment process employs both quantitative and fundamental investment techniques.

•     Size of Portfolio Companies. The acquiring fund focuses on large-capitalization companies (over $5 billion in market capitalization) while your fund focuses on mid-capitalization companies (over $950 million in market capitalization).

•     Equity Securities. While both funds invest primarily in equity securities, the acquiring fund may invest in various types of equity securities including those in which your fund does not currently intend to invest, such as preferred stock, convertible securities and securities of other investment companies.

•     Foreign Securities. The acquiring fund may invest up to 20% of its assets in securities of foreign issuers (directly or through depositary receipts) while the adviser of your fund currently anticipates that your fund will invest no more than 15% of its total assets in such securities.

•     Debt Obligations. The acquiring fund’s principal investment strategy includes investing in debt securities, although to a lesser degree than equity securities. Your fund does not currently intend to invest in corporate debt securities, convertible securities, when-issued securities, stripped securities or zero coupon bonds. The acquiring fund may invest in various types of debt obligations, including those in which your fund does not currently intend to invest.

•     Non-investment Grade Debt Securities. The acquiring fund may not invest more than 5% of its assets in non-convertible debt securities rated below investment grade, while your fund has no comparable policy.

•     Derivatives. The acquiring fund may use derivative contracts for hedging and non-hedging purposes. Your fund does not currently intend to use futures and options and may only use forward currency contracts for hedging purposes.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The reorganization will have the following effects on the fees and expenses of each corresponding class:

•	Your fund currently has contractual fee waivers for Class A, Class C and Institutional Class shares.

•

Gross total annual fund operating expenses of Class A, Class C and Class I shares of the acquiring fund are expected to be lower than gross total operating expenses of Class A, Class C and Institutional Class shares of your fund, respectively.

•	Gross total annual fund operating expenses of Class A shares of the acquiring fund are expected to be lower than your fund’s current total operating expenses (net of contractual fee waivers).

•

The acquiring fund will have contractual fee waivers for Class C and Class I shares that will limit expenses for one year from the date of the next annual prospectus update of the acquiring fund following the reorganization. Total annual fund operating expenses (net of the contractual fee waivers) of Class C and Class I shares of the acquiring fund are expected to be lower than current total operating expenses (net of the contractual fee waivers) of Class C and Institutional Class shares of your fund, respectively.

•	The management fee after breakpoints of the acquiring fund is lower than the current management fee of your fund.

Please see “Summary-Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the acquiring fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization. The Board will adopt the valuation procedures of the acquiring fund before the closing date of the reorganization, so that you will receive full value for your shares upon completion of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. If you own Class A or Class C shares of your fund, you will receive the same class of shares of the acquiring fund. If you own Institutional Class shares of your fund, you will receive Class I shares of the acquiring fund.

Your current privilege to exchange shares of your fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

Please see “Summary-Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the shareholders of your fund approve this reorganization, your fund will close to new purchases and exchanges five business days prior to the closing of the reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Your fund and your fund’s manager will each be responsible for 50% of the fees, costs and expenses allocated to your fund in connection with the reorganization. The acquiring fund’s investment manager will be responsible for 100% of the fees, costs and expenses allocated to the acquiring fund in connection with the reorganization. Transaction costs, if any, associated with repositioning a fund’s portfolio in connection with the reorganization will largely be borne by the acquiring fund after the reorganization.

Estimated costs of the reorganization have been allocated between your fund and the acquiring fund as follows: Legal—your fund: $70,000, the acquiring fund: $70,000; Audit—your fund: $5,000, the acquiring fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $19,146)—all allocated to your fund.

Legg Mason, Inc., on behalf of your fund, has retained Computershare, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare, Inc. will be paid approximately $16,600 for such solicitation services, to be borne by your fund and your fund’s manager as described above.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about December 4, 2009.

Q.	HOW CAN I VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on September 14, 2009, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare, Inc., your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

LEGG MASON LIGHT STREET TRUST, INC.

Legg Mason Classic Valuation Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 24, 2009

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the above-referenced fund (the “Acquired Fund”), will be held at the offices of Legg Mason Fund Adviser, Inc., 100 International Drive, 7th Floor, Baltimore, Maryland 21202, on November 24, 2009, at 10:00 a.m., Eastern Time, for the following purposes:

PROPOSAL 1:	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Investors Value Fund, a series of Legg Mason Partners Equity Trust, to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Acquired Fund at the close of business on September 14, 2009 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Richard M. Wachterman
Assistant Secretary
Legg Mason Light Street Trust, Inc.

October [    ], 2009

PROXY STATEMENT/PROSPECTUS

October [    ], 2009

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Investors Value Fund

(the “Acquiring Fund”)

55 Water Street

New York, New York 10041

1-800-822-5544

1-888-425-6432

PROXY STATEMENT FOR:

LEGG MASON LIGHT STREET TRUST, INC.

Legg Mason Classic Valuation Fund

(the “Acquired Fund”)

(each a “Fund” and, collectively, the “Funds”)

100 International Drive

Baltimore, Maryland 21202

1-800-822-5544

1-888-425-6432

Until October 4, 2009, the Acquiring Fund’s name will remain Legg Mason Partners Investors Value Fund. Effective October 5, 2009, the Acquiring Fund’s name will change to Legg Mason ClearBridge Investors Value Fund. There will be no change in the Acquiring Fund’s investment objective or investment policies as a result of the name change.

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Acquired Fund for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on November 24, 2009, at 10:00 a.m., Eastern Time, at the offices of Legg Mason Fund Adviser, Inc., 100 International Drive, 7th Floor, Baltimore, Maryland 21202. At the Meeting, shareholders of the Acquired Fund as of September 14, 2009 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Acquired Fund (the “Reorganization”) and (ii) the subsequent termination of the Acquired Fund:

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Fund would be terminated.

As a shareholder of the Acquired Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of the Acquired Fund would be accomplished. Because the Reorganization will result in shareholders of the Acquired Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of the Acquired Fund is approved, the shareholders of the Acquired Fund will receive shares of the Acquiring Fund according to the following chart:

Acquired Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Class A Shares Class C Shares Institutional Class Shares	Class A Shares Class C Shares Class I Shares

No sales charge will be imposed on the shares of the Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by the Funds, see “Summary-Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of the Acquired Fund are generally similar to those of the Acquiring Fund. There are certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Summary-Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated October [    ], 2009, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling 1-800-822-5544 or 1-888-425-6432.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in “Additional Information about the Acquired Fund and the Acquiring Fund” in this Proxy Statement/Prospectus. The prospectus of the Acquired Fund and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference. The prospectus of the Acquiring Fund is not being incorporated by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information, have been filed with the SEC. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by calling 1-800-822-5544 or 1-888-425-6432, by writing to the Funds at the addresses listed above or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

ii

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At meetings held on August 5, 2009 and August 6, 2009, respectively, the Board of the Acquiring Fund and the Board of the Acquired Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Acquired Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3. the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund, is scheduled to be effective as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of the Acquired Fund, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Class A and Class C shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund. Institutional Class shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Funds, see “Summary-Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Acquired Fund, including all of the Independent Board Members, has concluded that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Acquired Fund and recommending that shareholders of the Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of the Acquired Fund will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Legg Mason Fund Adviser, Inc. (“LMFA”)) must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Acquired Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any net capital gains recognized on these sales, after the application of any available capital loss carryovers, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the Acquired Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Acquired Fund’s portfolio in connection with the Reorganization, if necessary, will largely be borne by the Acquiring Fund after the Reorganization. As of the date hereof, the Acquiring Fund is not expected to recognize material capital gains or incur significant transaction costs as a result of repositioning its portfolio in connection with the Reorganization.

Certain Defined Terms Used in this Proxy Statement/Prospectus

The Acquired Fund is a series of Legg Mason Light Street Trust, Inc., a Maryland corporation. The Acquiring Fund is a series of Legg Mason Partners Equity Trust, a Maryland business trust. For ease of reference and clarity of presentation, shares of common stock of the Acquired Fund and shares of beneficial interest of the Acquiring Fund are hereinafter referred to as “shares”, and holders of shares are hereinafter referred to as “shareholders”; the Board of Trustees overseeing the Acquiring Fund and the Board of Directors overseeing the Acquired Fund are each referred to herein as a “Board” and collectively as the “Boards”; the Declaration of Trust governing the Acquiring Fund and the Articles of Incorporation governing the Acquired Fund, each as amended and supplemented, are referred to herein as a “charter”; and the term “termination” refers to the termination and redemption for purposes of a series of a Maryland corporation.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. These discussions include material differences in each Fund’s “fundamental” investment policies, meaning those that can be changed only by shareholder vote. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Classic Valuation Fund (Acquired Fund) and Legg Mason Partners Investors Value Fund (Acquiring Fund)

Both funds seek long-term growth of capital, but the Acquiring Fund also has a secondary objective of current income.

Primary differences between the Funds include:

•

Investment Style. The Acquired Fund follows a pure value strategy, while the Acquiring Fund uses a combination of value and growth strategies. In addition, the Acquiring Fund’s investment process employs fundamental analysis, while the Acquired Fund’s investment process employs both quantitative and fundamental investment techniques.

•

Size of Portfolio Companies. The Acquiring Fund focuses on large-capitalization companies (over $5 billion in market capitalization) while the Acquired Fund focuses on mid-capitalization companies (over $950 million in market capitalization).

•

Equity Securities. While both funds invest primarily in equity securities, the Acquiring Fund may invest in various types of equity securities including those in which the Acquired Fund does not currently intend to invest, such as preferred stock, convertible securities and securities of other investment companies.

•

Foreign Securities. The Acquiring Fund may invest up to 20% of its assets in securities of foreign issuers (directly or through depositary receipts) while LMFA currently anticipates that the Acquired Fund will invest no more than 15% of its total assets in such securities.

•

Debt Obligations. The Acquiring Fund’s principal investment strategy includes investing in debt securities, although to a lesser degree than equity securities. The Acquired Fund does not currently intend to invest in corporate debt securities, convertible securities, when-issued securities, stripped securities or zero coupon bonds. The Acquiring Fund may invest in various types of debt obligations, including those in which the Acquired Fund does not currently intend to invest.

•

Non-investment Grade Debt Securities. The Acquiring Fund may not invest more than 5% of its assets in non-convertible debt securities rated below investment grade, while the Acquired Fund has no comparable policy.

•

Derivatives. The Acquiring Fund may use derivative contracts for hedging and non-hedging purposes. The Acquired Fund does not currently intend to use futures and options and may only use forward currency contracts for hedging purposes.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Acquired Fund.

Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. Class C shareholders of the Acquired Fund will receive Class C shares of the Acquiring Fund. Institutional Class shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund.

As a result of the Reorganization, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.77% (gross) and 1.20% (net of contractual fee waiver) to 1.05% (gross), for Class C shares from 2.58% (gross) and 1.95% (net of contractual fee waiver) to 1.76% (gross) and 1.73% (net of contractual fee waiver in effect until at least April 1, 2011) and for Institutional Class shares from 2.06% (gross) and 0.95% (net of contractual fee waiver) to 0.72% (gross) and 0.71% (net of contractual fee waivers in effect until April 1, 2011).

Comparison of Fees and Expenses

The tables below (i) compare the estimated fees and expenses of Class A, Class C and Institutional Class of the Acquired Fund and Class A, Class C and Class I of the Acquiring Fund, as of May 31, 2009, and (ii) show the estimated fees and expenses of Class A, Class C and Class I of the combined Fund, on a pro forma basis, as if the Reorganization occurred on May 31, 2009. The estimates are based on contracts and agreements in effect as of May 31, 2009 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of May 31, 2009. Accordingly, the actual fees and expenses of each class of each Fund and the combined Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those at May 31, 2009. In addition, the expense ratios set out in the tables below are more recent than those of each Fund’s most recent shareholder report.

Expense ratios may be higher than those shown below—for example, if average assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between May 31, 2009 and the Closing Date. As a general matter, changes (positive or negative) in any fund’s expense ratios resulting from fluctuations in the Acquired or Acquiring Fund’s net assets will be borne by the shareholders of each Fund and the combined Fund. For information concerning the net assets of each Fund and class as of July 31, 2009, please see “Capitalization.”

Legg Mason Classic Valuation Fund (Acquired Fund) and Legg Mason Partners Investors Value Fund (Acquiring Fund)

Class A Shares:

	Pre-Reorganization[1]				Legg Mason Partners Pro Forma Combined Fund[1]
	Legg Mason Classic Valuation Fund		Legg Mason Partners Investors Value Fund
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75	%(a)	5.75	%(a)	5.75	%(a)
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(b)	0.60	%(c)	0.60	%(c)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.77%		0.20%		0.20%

Total Annual Fund Operating Expenses	1.77%		1.05%		1.05%
Contractual Fee Waiver and/or Expense Reimbursement	-0.57%		N/A		N/A

Net Total Annual Fund Operating Expenses	1.20	%(d)	N/A		N/A

Class C Shares:
	Pre-Reorganization[1]				Legg Mason Partners Pro Forma Combined Fund[1]
	Legg Mason Classic Valuation Fund		Legg Mason Partners Investors Value Fund
	Class C2		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00	%(e)	1.00	%(e)	1.00	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(b)	0.60	%(c)	0.60	%(c)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.83%		0.13%		0.16%

Total Annual Fund Operating Expenses	2.58%		1.73%		1.76%
Contractual Fee Waiver and/or Expense Reimbursement	-0.63%		N/A		-0.03%

Net Total Annual Fund Operating Expenses	1.95	%(d)	N/A		1.73	%(f)

Institutional and Class I Shares:

	Pre-Reorganization[1]				Legg Mason Partners Pro Forma Combined Fund[1]
	Legg Mason Classic Valuation Fund		Legg Mason Partners Investors Value Fund
	Institutional Class		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(b)	0.60	%(c)	0.60	%(c)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	1.31%		0.11%		0.12%

Total Annual Fund Operating Expenses	2.06%		0.71%		0.72%
Contractual Fee Waiver and/or Expense Reimbursement	-1.11%		N/A		-0.01%

Net Total Annual Fund Operating Expenses	0.95	%(d)	N/A		0.71	%(f)

[1]	Expense ratios are estimated expenses as of May 31, 2009. The expense ratios incorporate the impact of lower asset levels than those included in the funds’ most recent shareholder reports.

[2]

Prior to February 1, 2009, Class C shares were named Primary Class shares. In addition, effective February 1, 2009 the Class became subject to a contingent deferred sales charge for shares bought by investors on and after that date and redeemed within one year of purchase.

(a)

Investors may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if shares are redeemed within 12 months of their purchase, a deferred sales charge of up to 1.00% will be charged.

(b)

The Acquired Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.75% of average daily net assets up to $1 billion and 0.65% of the average daily net assets exceeding $1 billion.

(c)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.650% (0.16250% quarterly fee rate) on average daily net assets up to $350 million, 0.550% (0.13750% quarterly fee rate) on average daily net assets over $350 million and up to $500 million, 0.525% (0.13125% quarterly fee rate) on average daily net assets over $500 million and up to $750 million, 0.500% (0.12500% quarterly fee rate) on average daily net assets over $750 million and up to $1 billion and 0.450% (0.11250% quarterly fee rate) on average daily net assets over $1 billion.

The management fee may be increased or decreased based on the performance of the Acquiring Fund relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a “fulcrum” fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the Acquiring Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of: (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Acquiring Fund for the one year period preceding the end of the calendar quarter. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Acquiring Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the Acquiring Fund’s historical performance during a rolling one-year period preceding the time at which it is assessed. The management fee in this table excludes any performance adjustment. For more information about the management fee, see “Information About Management of the Acquiring Fund-Management.”

The management fees shown for the Acquiring Fund do not reflect any performance related adjustment.

(d)

The Acquired Fund’s manager has contractually agreed to waive fees and reimburse other expenses so that Class A, Class C and Institutional Class total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.20%, 1.95%, and 0.95% of the Acquired Fund’s average daily net assets attributable to Class A, Class C and Institutional Class shares, respectively. These contractual waivers and/or expense reimbursements remain in effect until July 31, 2010. Pursuant to the agreement, the Acquired Fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Class A, Class C and Institutional Class shares’ operating expenses to exceed an annual rate of 1.20%, 1.95% and 0.95%, respectively, of its average net assets and the payment is made within 36 months after the manager waived the fee or reimbursed the expense.

(e)	The contingent deferred sales charge of 1.00% is eliminated one year after purchase.

(f)

The Acquiring Fund’s manager has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.73% for Class C and 0.71% for Class I shares for the Acquiring Fund for one year from the date of the next annual prospectus update following the reorganization.

The following examples help you compare the costs of investing in each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
WITH AND WITHOUT REDEMPTION OF SHARES:
Legg Mason Classic Valuation Fund—Class A*	$690	$1,048	$1,430	$2,496
Legg Mason Partners Investors Value Fund—Class A*	$676	$890	$1,121	$1,783
Legg Mason Partners Investors Value Fund Pro Forma Combined Fund—Class A*	$676	$890	$1,121	$1,783

WITH REDEMPTION OF SHARES AT END OF PERIOD:
Legg Mason Classic Valuation Fund—Class C**	$298	$743	$1,314	$2,868
Legg Mason Partners Investors Value Fund—Class C**	$276	$546	$940	$2,042
Legg Mason Partners Investors Value Fund Pro Forma Combined Fund—Class C**	$276	$552	$952	$2,072

WITHOUT REDEMPTION OF SHARES AT END OF PERIOD:
Legg Mason Classic Valuation Fund—Class C	$198	$743	$1,314	$2,868
Legg Mason Partners Investors Value Fund—Class C	$176	$546	$940	$2,042
Legg Mason Partners Investors Value Fund Pro Forma Combined Fund—Class C	$176	$552	$952	$2,072

WITH AND WITHOUT REDEMPTION OF SHARES AT END OF PERIOD:
Legg Mason Classic Valuation Fund—Institutional Class	$97	$538	$1,005	$2,299
Legg Mason Partners Investors Value Fund—Class I	$73	$228	$396	$882
Legg Mason Partners Investors Value Fund Pro Forma Combined Fund—Class I	$73	$230	$400	$895

*	Reflects the maximum initial sales charge in the first year and assumes the contingent sales charge will not apply.

**	Reflects a contingent deferred sales charge in the first year.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganization. The exchange privileges that shareholders of the Acquired Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC will not change.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, risks and performance” (for the Acquiring Fund) or “Investment Objectives and Policies” (for the Acquired Fund) and “More on the fund’s investments” (for the Acquiring Fund) or “Principal Risks” (for the Acquired Fund). The prospectuses (as supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Classic Valuation Fund	August 1, 2009

Acquiring Fund	Prospectus Dated
Legg Mason Partners Investors Value Fund	April 30, 2009

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization with the Acquired Fund.

Investment Objectives

Both funds seek long-term growth of capital, but the Acquiring Fund also has a secondary objective of current income.

Primary Investment Policies and Strategies

Under normal circumstances, the Acquired Fund invests primarily in equity securities such as common stock that, in the adviser’s opinion, offer the potential for capital growth. The adviser seeks to identify undervalued or out-of-favor companies that are likely to return to their normal value. The adviser considers normal value to be a stock’s historical average price-to-current-earnings, price-to-book, price-to-cash-flow, or price-to-sales ratios. The adviser considers stocks trading at a discount to these historical averages and/or at a discount to the market to be undervalued. In order to identify those undervalued securities that the adviser believes can return to their normal values, the adviser combines a quantitative investment technique and a fundamental investment technique.

The Acquiring Fund, under normal conditions, invests primarily in common stocks of established U.S. companies. The Acquiring Fund may invest in all types of equity securities including exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and investments in real estate investment trusts. In managing the Acquiring Fund’s portfolio, the portfolio managers emphasize individual security selection while diversifying the Fund’s investments across industries. In selecting individual investments, the portfolio managers seek to identify those companies with favorable valuations and attractive growth potential and employ fundamental analysis to analyze each company.

Both Funds are primarily value focused funds that seek to identify undervalued equity securities. Both Funds are diversified under the 1940 Act, which means that they are limited as to the percentage of assets that can be invested in the securities of a single issuer. Both Funds may, for temporary defensive measures, invest in cash and certain cash equivalents.

There are several key differences between the Funds:

•

Investment Selection Process. The Acquired Fund follows a pure value strategy, while the Acquiring Fund uses a combination of value and growth strategies. In addition, the Acquiring Fund’s investment process employs fundamental analysis, while the Acquired Fund’s investment process employs both quantitative and fundamental investment techniques.

•

Size of Portfolio Companies. The Acquiring Fund focuses on large-capitalization companies (over $5 billion in market capitalization) while the Acquired Fund focuses on mid-capitalization companies (over $950 million in market capitalization).

•

Equity Securities. While both Funds invest primarily in equity securities, the Acquiring Fund may invest in various types of equity securities including those in which the Acquired Fund does not currently intend to invest, such as preferred stock, convertible securities and securities of other investment companies.

•

Foreign Securities. The Acquiring Fund may invest up to 20% of its assets in securities of foreign issuers (directly or through depositary receipts) while the adviser of the Acquired Fund currently anticipates that the Acquired Fund will invest no more than 15% of its total assets in such securities.

•

Debt Obligations. The Acquiring Fund’s principal investment strategy includes investing in debt securities, although to a lesser degree than equity securities. The Acquired Fund does not currently intend to invest in corporate debt securities, convertible securities, when-issued securities, stripped securities or zero coupon bonds. The Acquiring Fund may invest in various types of debt obligations, including those in which the Acquired Fund does not currently intend to invest.

•

Non-investment Grade Debt Securities. The Acquiring Fund may not invest more than 5% of its assets in non-convertible debt securities rated below investment grade, while the Acquired Fund has no comparable policy.

•

Derivatives. The Acquiring Fund may use derivative contracts for hedging and non-hedging purposes. The Acquired Fund does not currently intend to use futures and options and may only use forward currency contracts for hedging purposes.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks, but each Fund characterizes its principal risks differently. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Equity securities risk. Equity securities include common and preferred stocks, which represent equity ownership in a company. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•

Market risk. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the portfolio managers of the Funds. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

•

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. These market conditions may continue or get worse.

•

Style risk (value style). The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. While the adviser typically seeks to identify and purchase undervalued companies, as discussed above, the Funds may continue to hold securities after their valuations rise, at which point such securities may exhibit growth stock characteristics and risks. Growth stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. Similar to value stocks, growth stocks as a group may at times be out of favor for a long period of time, while the market concentrates on value stocks. Value funds and growth funds may concentrate their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a less concentrated portfolio of securities.

The Acquiring Fund characterizes the following as additional principal risks:

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

•

Interest rate risk. When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•	Large-sized company risk. Large capitalization companies may fall out of favor with investors.

The Acquired Fund characterizes the following as additional principal risks:

•

Foreign securities risk. Securities of foreign issuers (including those denominated in U.S. dollars, foreign currencies and securities issued by U.S. entities with substantial foreign operations) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and other adverse economic and political developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

•

“Investment model” risk (use of a proprietary model). The proprietary model used by the adviser to evaluate securities or securities markets is based on the adviser’s understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model.

•

Mid-sized company securities risk. Investing in the securities of mid-sized companies involves special risks. The prices of securities of mid-sized companies generally are more volatile than those of larger companies and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. For example, securities of mid-sized companies may underperform other types of stocks when securities of mid-sized companies are out of favor.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of material differences between the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Legg Mason Classic Valuation Fund (Acquired Fund) Restrictions	Legg Mason Partners Investors Value Fund (Acquiring Fund) Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/ 3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances.

Lending:	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a

Subject	Legg Mason Classic Valuation Fund (Acquired Fund) Restrictions	Legg Mason Partners Investors Value Fund (Acquiring Fund) Restrictions and Brief Discussion
security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)

Senior Securities:	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Classic Valuation Fund (Acquired Fund) Restrictions	Legg Mason Partners Investors Value Fund (Acquiring Fund) Restrictions and Brief Discussion
Concentration:	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

There are no material differences between each Fund’s fundamental investment restrictions. The Acquired Fund’s restriction on real estate prohibits the purchase or sale of real estate while the Acquiring Fund may purchase or sell real estate, though it is limited in the amount of illiquid assets it may purchase. Also, the Acquired Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, while the Acquiring Fund may purchase or sell commodities or contracts related to commodities, though it is limited in the amount of illiquid assets it may purchase. Certain commodities and real estate may be considered to be illiquid.

For purposes of the foregoing restrictions, references to the 1940 Act and the related rules will be interpreted to mean the 1940 Act and related rules as they are in effect from time to time, and references to interpretations and modifications of or relating to the 1940 Act by the SEC and others will be interpreted to mean as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager and portfolio managers of the Acquired Fund and the Acquiring Fund.

	Legg Mason Classic Valuation Fund (Acquired Fund)	Legg Mason Partners Investors Value Fund (Acquiring Fund)
Investment Objective(s)	Long-term growth of capital.	The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Selection Process	The Fund invests primarily in equity securities such as common stock that, in the adviser’s opinion, offer the potential for capital growth. The adviser seeks to identify undervalued or out-of-favor companies that are likely to return to their normal value. The adviser considers normal value to be a stock’s historical average price-to-current earnings, price-to-book, price-to-cash-flow, or

The portfolio managers emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental

	Legg Mason Classic Valuation Fund (Acquired Fund)	Legg Mason Partners Investors Value Fund (Acquiring Fund)
price-to-sales ratios. The adviser considers stocks trading at a discount to these historical averages and/or at a discount to the market to be undervalued. In order to identify those undervalued securities that the adviser believes can return to their normal values, the adviser combines two investment techniques. It quantitatively screens characteristics to identify stocks that are undervalued and then it fundamentally analyzes stocks to identify those that it believes have the ability to return to their normal value. From a universe of about 8,000 publicly traded companies, the adviser uses quantitive screens to identify a sub-universe of about 400 to 500 stocks of companies that typically have market capitalizations of greater than $950 million and have low price-to-current-earnings, low price-to-book, low price-to-cash-flow, or low price-to-sales ratios. The adviser continues the initial screening to identify those companies that it believes are priced well below their historic values or the current values of similar companies in the same industry. From that group of approximately 150 stocks, the adviser applies a fundamental analysis in order to select securities for the portfolio. The adviser’s fundamental analysis focuses on understanding the risks of a company’s business and identifying companies that have the best potential of returning to their normal value or a normal value relative to their industries.

analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

•      Share prices that appear to be temporarily oversold or do not reflect positive company developments

•      Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis

•      Special situations including corporate events, changes in management, regulatory changes or turnaround situations

•      Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition

Principal Investment Policies and Strategies	Equity Securities. The Fund invests primarily in equity securities such as common stock. The Fund does not currently intend to invest in preferred stock, convertible securities or other investment companies.	Equity Securities. The Fund invests primarily in common stocks of established U.S. companies. The Fund may invest in all types of equity securities including exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, and investments in real estate investment trusts.

Legg Mason Classic Valuation Fund (Acquired Fund)	Legg Mason Partners Investors Value Fund (Acquiring Fund)
Foreign Securities. The Fund may invest in foreign securities (including those denominated in U.S. dollars), including in emerging markets, either directly or through American Depositary Receipts or Global Depositary Receipts. The adviser currently anticipates that the Fund will invest no more than 15% of its total assets in such securities.	Foreign Securities. The Fund may invest up to 20% of its assets in securities of foreign issuers. The Fund may invest directly in foreign issuers or invest in depositary receipts.

Debt Obligations. The Fund may invest in debt obligations, but it is not a principal investment strategy. The Fund does not currently intend to invest in corporate debt securities, convertible securities, when-issued securities, stripped securities or zero coupon bonds.	Debt Obligations. To a lesser degree than equity securities, the Fund may invest in debt securities, including bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign (including emerging markets), and supranational entities, mortgage-related and asset-backed securities, convertible securities and loan participations and assignments. The Fund may invest in debt obligations that are fixed income securities or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest without limit in convertible debt securities. The Fund may also invest in debt obligations of foreign issuers. The Fund may invest in distressed debt securities.

Non-Investment Grade Debt Securities. The Fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers.

Diversification. The Fund is currently classified as a diversified Fund under the 1940 Act.	Diversification. The Fund is currently classified as a diversified fund under the 1940 Act.

Derivatives. The Fund has the ability to invest in futures and options but does not currently intend to invest in them. The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currencies.	Derivatives. The Fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures: to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices,

	Legg Mason Classic Valuation Fund (Acquired Fund)	Legg Mason Partners Investors Value Fund (Acquiring Fund)
currency exchange rates or interest rates; as a substitute for buying or selling securities; and to enhance the Fund’s return as a non-hedging strategy that may be considered speculative.
Temporary Defensive Measures. For temporary defensive purposes, or when cash is temporarily available, the Fund may invest without limit in repurchase agreements and money market instruments.

Temporary Defensive Measures. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities without regard to any percentage limitation.

Selling Discipline. The Fund typically sells a security when, in the adviser’s assessment, it is no longer undervalued compared to its normal market value or when its ability to return to that level of value has deteriorated.

Investment Manager/Sub-adviser	Legg Mason Fund Adviser, Inc. (manager); Brandywine Global Investment Management, LLC (investment adviser)	Legg Mason Partners Fund Advisor, LLC (investment manager); ClearBridge Advisors, LLC (sub-adviser)

Portfolio Managers	Scott L. Kuensell	Dmitry Khaykin and Robert Feitler

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES;

OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares. This Proxy Statement/Prospectus offers only Class A, Class C and Class I shares of the Acquiring Fund; all other share classes of the Acquiring Fund are offered through the Acquiring Fund’s April 30, 2009 prospectus, as it may be amended or supplemented from time to time.

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class A and Class C shares. Individual investors that held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and Institutional Investors-Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Proxy Statement/Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution/service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment[1]
	Class A	Class C	Class I
General	$1,000/$50	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	n/a
IRAs	$250/$50	$250/$50	n/a
SIMPLE IRAs	None/None	None/None	n/a
Systematic Investment Plans	$50/$50	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the Fund	None/None[2]	None/None[3]	None/None
Other Retirement Plans	None/None	None/None	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1 million/none

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors-Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Class C shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors and click on the name of the Fund.

Comparing the Fund’s Classes

The following table compares key features of the Acquiring Fund’s classes that are offered in this Proxy Statement/Prospectus. You should review the fee table and example at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be appropriate for you. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class C	Class I
Key Features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes

	Class A	Class C	Class I
Initial Sales Charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None

Contingent Deferred Sales Charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None

Annual Distribution and/or Service Fees	0.25% of average daily net assets	1.00% of average daily net assets	None

Exchange Privilege[1]	Class A shares of funds sold by the Fund’s distributor	Class C shares of funds sold by the Fund’s distributor	Class I shares of funds sold by the Fund’s distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the Fund’s distributor, Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as a % of offering price	Sales Charge as a % of Net Amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

 Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the Fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution/service fees.

More About Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the Fund.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among six classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class C and Class I shares.

Class A shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. In addition, Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available. Please see below for additional information.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class A and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in three classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the Fund.

Class A—Retirement Plans

Class A shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the Fund through an omnibus account and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the Fund’s SAI for more details.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the Fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service/distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•     Name of fund being bought

•     Class of shares being bought

•     Dollar amount or number of shares being bought

•     Account number (if existing account)

Through a Service Agent	• You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•     Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy—Investment minimums”)

•     Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•     If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Exchanging shares

Generally	You may exchange shares of the Fund for the same class of shares of certain other funds sold by the distributor on any day both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•     If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•     If you bought shares directly from the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•     Not all funds offer all classes

•     Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•     Remember that an exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account

•     Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•     In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•     Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•     For Class A and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•     Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•     The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•     Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•     Each exchange must meet the applicable investment minimums for systematic investment plans (see “Investment Minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the Fund.

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays), trading is restricted, an emergency exists or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record, or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

Your written request must provide the following:

•     The fund name, the class of shares being redeemed and your account number

•     The dollar amount or number of shares being redeemed

•     Signature of each owner exactly as the account is registered

•     Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•     Name of fund being redeemed

•     Class of shares being redeemed

•     Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•     Your shares must not be represented by certificates

•     Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•     If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

•     You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered

The Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the Fund’s other redemption and exchange procedures described above under “Redeeming Shares” and “Exchanging Shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions if the request was not in fact genuine.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

•	You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/mandatory redemptions

The Fund reserves the right to ask you to bring your account up to the minimum investment amount as determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). In such case, you will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Frequent trading of fund shares

Frequent trading in the Fund’s shares increases the Fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the Fund’s portfolio and increase the Fund’s costs associated with trading the Fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the Fund’s other shareholders. The Fund therefore discourages frequent purchases and redemptions by shareholders.

The Fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the Fund’s frequent trading policy, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the Fund detects a pattern of excessive trading. The policy currently provides that the Fund will use its best efforts to restrict a shareholder’s trading privileges in the Fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The Fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the Fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the Fund. In making such a determination, the Fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the Fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the Fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the Fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of such purchase. Purchases and sales of Fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the Fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the Fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers and mutual fund marketplaces) maintaining such account. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the Fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the Fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends and distributions

The Fund generally pays dividends quarterly and makes capital gain distributions, if any, typically once or twice a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events, unless your shares are held in a qualified retirement plan, IRA or other tax-deferred arrangement. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions (designated as capital gain dividends)	Long-term capital gain
Dividends of net investment income (including distributions of net short-term capital gain)	Ordinary income, potentially taxable for individuals at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares.

Long-term capital gain distributions (designated as capital gains dividends) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Although dividends of net investment income (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates for taxable years beginning before 2011 to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than from real estate investment trusts) and certain foreign corporations.

A dividend declared by the Fund in October, November or December and paid during January of the following year will usually be treated as paid in December for tax purposes. Corporations may be able to take a dividends-received deduction for a portion of the distributions they receive. After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding at the rate of 28% on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

You may want to avoid buying shares when the Fund is about to declare a capital gain dividend or a dividend of net investment income because it will be taxable to you even though it may actually be a return of a portion of your investment.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time. If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to LMPFA which, in turn, uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follow:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by LMPFA to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time. The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by LMPFA to be unreliable, the market price may be determined by LMPFA using quotations from one or more broker-dealers. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. The Fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of Class A, Class C and Class I shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the subsequent redemption of the Acquired Fund shares and termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization is approved, shareholders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, shareholders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund, and shareholders of Institutional Class shares of the Acquired Fund will receive Class I shares of the Acquiring Fund. The net asset value of the Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board.

To facilitate the Reorganization, the Acquired Fund’s Board approved the adoption of the Acquiring Fund’s valuation practices. The Acquiring Fund’s valuation practices are the same as the Acquired Fund’s in every respect, with the exception of valuing fixed income securities. The new valuation practices will value fixed income securities at the mean of the last closing bid and asked prices. The change is intended to ensure that shareholders of the Acquired Fund receive full value for their Fund shares upon completion of the Reorganization. The change in valuation procedures is scheduled to take effect immediately prior to the consummation of the Reorganization.

The net asset value per share of the Acquiring Fund will be determined using the valuation procedures established by the Acquiring Fund’s Board.

The number of full and fractional shares of the Acquiring Fund to be received by the Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

All issued and outstanding shares of the Acquired Fund will thereafter be canceled on the books of the Acquired Fund and any share certificates representing shares of the Acquired Fund will be null and void.

After such distribution, the Acquired Fund will take all necessary steps under Maryland law, its charter and any other applicable law to effect its termination.

The Board of the Acquired Fund and the Board of the Acquiring Fund have determined with respect to each of its respective Fund that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Acquired Fund or the Board of the Acquiring Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund;

and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Acquired Fund shareholders to the detriment of such shareholders without their further approval.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Class A, Class C and Institutional Class shareholders of the Acquired Fund will receive Class A, Class C and Class I shares of the Acquiring Fund, respectively. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Acquired Fund’s Board for consideration at a Board meeting held in August 2009, and was approved at that meeting. Following extensive discussions of the advantages and disadvantages to the Acquired Fund, based on its evaluation of all material factors, including those described below, the Acquired Fund’s Board, including all of the Independent Board Members, determined that: (1) participating in the proposed Reorganization is in the best interests of the Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquired Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Acquired Fund’s Board considered a number of factors in recommending the Reorganization, including the following:

•	the recommendations of LMFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Acquired Fund expected to result from the Reorganization;

•	that LMFA will pay 50% of the costs and expenses allocated to the Acquired Fund in connection with the Reorganization;

•	the relative performance histories of the Acquired Fund and the Acquiring Fund;

•	the annual fund operating expenses and shareholder fees and services that Acquired Fund shareholders are expected to pay as shareholders of the combined Fund after the Reorganization;

•	the fact that the Acquired Fund has not achieved a sufficient size to allow efficient operation;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Acquired Fund.

The Board considered the benefits to Legg Mason. If the Reorganization of the Acquired Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and expenses. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

Among its considerations, the Acquiring Fund’s Board considered the intangible and tangible benefits to the Acquiring Fund, including the opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than LMPFA and LMFA) of an opinion from Willkie Farr & Gallagher LLP, to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and the termination of the Acquired Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, or upon the distribution by the Acquired Fund to the Acquired Fund’s shareholders of shares of the Acquiring Fund in liquidation of Acquired Fund;

(iii) Shareholders of the Acquired Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held the shares of the Acquired Fund as capital assets at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and

(viii) The holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

The opinion will not express an opinion as to the tax effects to the Acquired Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Acquired Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to its Reorganization, the Acquired Fund will pay a dividend or dividends, which together with all previous dividends are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Acquired Fund is presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Acquired Fund to close, which will accelerate the schedule for expiration of its capital loss carryovers, and could also result in a net capital loss for the taxable year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s abilities to use carryovers of the Acquired Fund and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of the Acquired Fund own less than 50% of the Acquiring Fund immediately after the Reorganization and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Acquired Fund’s capital loss carryovers and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the sum of the current capital loss carryovers and unrealized losses of the Acquired Fund exceed the product of the current long-term tax-exempt rate and the net asset value of the Acquired Fund. In addition, no assurance can be given as to the net asset value of the Acquired Fund or the long-term tax-exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund were able to fully utilize the capital loss carryovers and unrealized losses of the Acquired Fund, the tax benefit resulting from those losses would be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of the prior fiscal year end, the Funds had the following unused capital loss carryovers:

Acquired Fund			Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization		Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(9,455,953)	March 31, 2017		$(31,417,927)	December 31, 2016

Total	$(9,455,953)		Total	$(31,417,927)

Acquired Fund

The Reorganization would impact the use of the Acquired Fund’s capital loss carryovers in the following manner: (1) the expiration date of the carryovers would move up by approximately one year and realign itself to that of the Acquiring Fund; for example, the carryovers due to expire on March 31, 2017 would expire on December 31, 2015; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at such time (approximately $1,300,000 per year based on data as of a recent date); and (4) any losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization would be subject to the same limitations.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Information Applicable to both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately December 4, 2009. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of any or both of the Funds expiring unused.

TERMINATION OF THE ACQUIRED FUND

If the Reorganization of the Acquired Fund is effected, the Acquired Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization of the Acquired Fund is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will determine the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Acquired Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available capital loss carryovers. The transaction costs associated with repositioning the Acquired Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. As of the date hereof, the Acquiring Fund is not expected to recognize material capital gains or incur significant transaction costs as a result of repositioning the portfolio in connection with the Reorganization.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Manager and Subadviser

LMPFA is the Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the Acquiring Fund as subadviser, except for the management of cash and short-term instruments. ClearBridge has offices at 620 Eighth Ave., New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of June 30, 2009, ClearBridge’s total assets under management were approximately $47.1 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $657 billion.

Management and Subadviser Fee

For its investment management services, LMPFA receives an investment management fee that is calculated daily and payable quarterly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

For the fiscal year ended December 31, 2008, the Acquiring Fund paid an effective management fee of 0.53% of the Acquiring Fund’s average daily net assets for management services.

The Acquiring Fund’s management fee may be increased or decreased based on the performance of the Acquiring Fund relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a “fulcrum” fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the Acquiring Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of: (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Acquiring Fund for the one year period preceding the end of the calendar quarter. The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the Acquiring Fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

Under the current breakpoint fee structure for the base fee, if the assets of the Acquiring Fund decrease, the rate of the base fee increases. Accordingly, as the Acquiring Fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the amount by which the Acquiring Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Acquiring Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Acquiring Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

As a result, assuming the Acquiring Fund’s current asset level, the Acquiring Fund could pay an annualized management fee that ranges from 0.47% to 0.67% of the Acquiring Fund’s average daily net assets. The table below illustrates the management fee rate that would be applicable based on the relative performance of the Acquiring Fund and the S&P 500 Index during any 12-month period. The fee rate calculated with respect to any 12-month period will apply only for the next quarterly period and then will be subject to recalculation for the following quarter. The performance adjustment will be paid quarterly based on a rolling one year period. Management and sub-advisory fees paid by the Acquiring Fund to LMPFA and ClearBridge prior to the Reorganization are as follows:

	UNDERPERFORMANCE										NEUTRAL	OUTPERFORMANCE
DIFFERENCE BETWEEN ACQUIRING FUND PERFOR- MANCE AND S&P 500 INDEX RETURN	-10% OR MORE	-9%	-8%	-7%	-6%	-5%	-4%	-3%	-2%	-1%	0%	+1%	+2%	+3%	+4%	+5%	+6%	+7%	+8%	+9%	+10% OR MORE
Management fee (annualized)	.47%	.48%	.49%	.50%	.51%	.52%	.53%	.54%	.55%	.56%	.57%	.58%	.59%	.60%	.61%	.62%	.63%	.64%	.65%	.66%	.67%

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s current management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended December 31, 2008.

As compensation for its subadvisory services, the LMPFA pays ClearBridge a fee equal to 70% of the management fee paid to LMPFA, net of any fee waivers and/or expense reimbursements.

Certain Legal Proceedings

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to the Acquiring Fund and certain other funds (the “Managers”), substantially all of the mutual funds then managed by the Managers, including the Acquiring Fund (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Acquiring Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, and against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds, (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Acquiring Fund, and CGMI, a former distributor of the Acquiring Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Acquiring Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The Acquired Fund was not part of the Smith Barney family of funds, and, therefore, is not an Affected Fund. The Acquired Fund has not received and will not receive any portion of the distributions.

* * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI, a former distributor of the Acquiring Fund and other funds (the “Funds”), and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Acquiring Fund or the ability of the Acquiring Fund’s investment manager and its affiliates to continue to render services to the Acquiring Fund under their respective contracts.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below. The Fund SAI for the Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund.

Dmitry Khaykin and Robert Feitler are the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund. Mr. Khaykin has been a co-portfolio manager of the Fund since June 2007 and joined the subadviser or its affiliates or predecessor firms in 2003. Prior to 2003, Mr. Khaykin was a research analyst for the telecommunications sector at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co., Inc. Mr. Feitler has been a co-portfolio manager of the Fund since August 2004 and joined the subadviser or its affiliates or predecessor firms in 1995.

Portfolio Managers Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the Acquiring Fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to the Fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indexes.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected to be offset by the concomitant loss of the Acquired Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Acquired Fund.

Information about the Funds is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed below:

Fund	Prospectus and Fund SAI Date	Annual and semi-Annual Reports
Legg Mason Classic Valuation Fund	August 1, 2009 (filed on July 29, 2009), as amended or supplemented	March 31, 2009 (Annual Report) (filed on June 4, 2009)

Legg Mason Partners Investors Value Fund	April 30, 2009 (filed on May 5, 2009), as amended or supplemented	December 31, 2008 (Annual Report) (filed on March 5, 2009) June 30, 2009 (Semi-Annual Report) (filed on [ ], 2009)

Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling 1-800-822-5544 or 1-888-425-6432, by writing to the Acquired Fund at 100 International Drive, Baltimore, Maryland 21202 or the Acquiring Fund at 55 Water Street, New York, New York 10041, or by visiting Legg Mason’s website at www.leggmason.com/individualinvestors.

Both of the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix C of this Proxy Statement/Prospectus.

Financial Highlights

The most recent fiscal year end of the Acquired Fund is March 31, 2009 and the most recent fiscal year end of the Acquiring Fund is December 31, 2008.

The financial highlights of the Acquiring Fund contained in Appendix B have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor.

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A and C shares. Under the plan, the Acquiring Fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Distribution and/or service fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Acquiring Fund on which fees are being charged.

FORM OF ORGANIZATION

The Acquired Fund is a series of a Maryland corporation. The Acquiring Fund is a series of a Maryland business trust. Following is a comparison of Maryland corporations and Maryland business trusts:

In General

The Acquired Fund is organized as a series of a Maryland corporation (the “Corporation”). A Maryland corporation is governed both by Maryland corporate law and its charter and Bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

The Acquiring Fund is organized as a series of a Maryland business trust (the “Trust”). A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) for the Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

The Corporation

The Corporation is governed by the MGCL and the charter and Bylaws of the Corporation. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Corporation is qualified in its entirety by reference to the MGCL and the charter and Bylaws of the Corporation.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For the Corporation, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Directors

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, as is the case for the Corporation, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Corporation generally provide that the Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Corporation generally does not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of the Corporation contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act. The charter of the Corporation obligates the Corporation to indemnify its past and present directors, officers, employees and agents to the maximum extent permitted by Maryland law and the 1940 Act. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Corporation. Under Maryland law, applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to shareholder derivative actions.

The Trust

The Trust is governed by the Maryland Business Trust Act, the Declaration and its Bylaws. Some of the key provisions of the Maryland Business Trust Act, the Declaration and the Bylaws are summarized below. The following summary of the Maryland Business Trust Act, the Declaration and the Bylaws is qualified in its entirety by reference to the Maryland Business Trust Act, the Declaration and the Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Trust does not hold such meetings. The Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. The Declaration provides that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The board of trustees of the Trust are authorized to amend the Declaration without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Trust are permitted to cause the Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Trust with identification or if the Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations and the Trust may disclose such ownership if required by law or regulation.

Small Accounts

The Declaration gives the trustees the authority to deal with small accounts in a number of ways. For example, the shareholder’s account can be closed by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the Acquiring Fund. The Trust also could assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one or more classes of a series with another class in that series. For example, if the Acquiring Fund has one or more classes with few shares outstanding, the Acquiring Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes and decreasing both costs and administrative burdens.

Each share of the Acquiring Fund represents an interest in the Acquiring Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failures to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought.

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration also requires that actions by shareholders against the Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Acquired Fund is a series of a Maryland corporation and operates under a charter that covers many of the same provisions discussed above. However, in most cases it is expected that the Declaration for the Trust will provide broader authority to the trustees of the Trust than the existing charter for the Corporation provides the directors of the Corporation.

Fund Boards

Following is a comparison of the composition of the Boards of the Acquired Fund and the Acquiring Fund:

Acquired Fund Board	Acquiring Fund Board
Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola	Paul R. Ades Andrew L. Breech Dwight B. Crane Robert M. Frayn, Jr. Frank G. Hubbard Howard J. Johnson David E. Maryatt Jerome H. Miller Ken Miller John J. Murphy Thomas F. Schlafly Jerry A. Viscione
Interested Directors: Mark R. Fetting David R. Odenath	Interested Trustee: R. Jay Gerken

CAPITALIZATION

The following tables set forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Acquired Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of July 31, 2009, the net assets of the Acquired Fund did not exceed 10% of the net assets of the Acquiring Fund.

Pro Forma Combined Capitalization Table

Legg Mason Classic Valuation Fund and

Legg Mason Partners Investors Value Fund

As of July 31, 2009 (Unaudited)

	Legg Mason Classic Valuation Fund	Legg Mason Partners Investors Value Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Investors Value Fund
Class A:
Net Assets	$693,740	$287,867,281	$(1,183	)(a)	$288,559,838
Shares Outstanding	95,136	20,197,188	(46,489	)(b)	20,245,835
Net Asset Value Per Share	$7.29	$14.25			$14.25
Class B:
Net Assets		$8,633,200			$8,633,200
Shares Outstanding		622,990			622,990
Net Asset Value Per Share		$13.86			$13.86
Class C:
Net Assets	$25,398,190	$39,313,667	$(43,302	)(a)	$64,668,555
Shares Outstanding	3,471,569	2,823,864	(1,650,338	)(b)	4,645,095
Net Asset Value Per Share	$7.32	$13.92			$13.92
Class I:
Net Assets		$334,772,619	$1,515,702	(a)(c)	336,288,321
Shares Outstanding		23,530,631	106,535	(b)(c)	23,637,166
Net Asset Value Per Share		$14.23			$14.23
Institutional Class:
Net Assets	$1,518,290		$(1,518,290	)(a)(c)
Shares Outstanding	189,833		(189,833	)(b)(c)
Net Asset Value Per Share	$8.00

(a)	Reflects adjustment for estimated reorganization costs of $47,073.
(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.
(c)	Legg Mason Classic Valuation Fund Institutional Class shares will be exchanged for the Combined Legg Mason Partners Investors Value Fund Class I shares.

DIVIDENDS AND DISTRIBUTIONS

The Acquired Fund generally makes distributions annually. The Acquiring Fund generally pays dividends quarterly and makes capital gains distributions, if any, typically once or twice per year.

The value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus, above.

OTHER BUSINESS

The Board of the Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to proposal 1, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

A shareholder who wants to communicate with the Boards or any individual Board member should write to his or her Fund to the attention of Richard M. Wachterman, Assistant Secretary, 100 International Drive, 32nd Floor, Baltimore, Maryland 21202 (with respect to the Acquired Fund), or Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, Connecticut 06902 (with respect to the Acquiring Fund). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the Governance Committee or the Nominating Committee, as applicable, of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Acquired Fund’s Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Acquired Fund on or about October [    ], 2009 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix D to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Acquired Fund a subsequently executed proxy, (2) delivering to the Acquired Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Acquired Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or the distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The Acquired Fund and LMFA will each be responsible for 50% of the fees, costs and expenses allocated to the Acquired Fund in connection with the Reorganization. LMPFA will be responsible for 100% of the fees, costs and expenses allocated to the Acquiring Fund in connection with the Reorganization. Transaction costs, if any, associated with repositioning a fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization.

Estimated costs of the Reorganization have been allocated between the Acquired Fund and the Acquiring Fund as follows: Legal—the Acquired Fund: $70,000, the Acquiring Fund: $70,000; Audit—the Acquired Fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $19,146)—all allocated to the Acquired Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Acquired Fund to obtain authorization for the execution of proxies. The Acquired Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Acquired Fund’s shares. In addition, Legg Mason, on behalf of the Acquired Fund, has retained Computershare, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $16,600 for such solicitation services, to be borne by the Acquired Fund, LMFA and LMPFA as described above. Computershare may solicit proxies personally and by telephone.

Quorum

The quorum requirement for the Acquired Fund is one-third of shares entitled to vote.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Acquired Fund is required to approve the Reorganization Agreement, which under applicable law means the vote of the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If a quorum is not present or upon a motion by the person presiding over the Meeting, the holders of shares representing a majority of the shares present in person or by proxy and entitled to vote thereat, may adjourn the Meeting. In the event of an adjournment, no further notice is needed. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. In addition, the person presiding over the Meeting may adjourn the Meeting without a vote of shareholders. The Meeting may be adjourned up to 120 days after the Record Date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Acquired Fund must be received at the offices of the Acquired Fund, 100 International Drive, Baltimore, Maryland 21202, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Acquired Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A shares, Class C shares and Institutional Class shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Fund	Class	Total Shares Outstanding
Legg Mason Classic Valuation Fund	A
Legg Mason Classic Valuation Fund	C
Legg Mason Classic Valuation Fund	Institutional

Total

To the knowledge of the Funds, as of the Record Date, except as set forth below, no person owned beneficially or of record 5% or more of any class of the Acquired Fund’s or the Acquiring Fund’s outstanding shares.

Fund	Class	Name	Address	Percent

To the knowledge of the Funds, as of September 14, 2009, less than 1% of the outstanding shares of the Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Acquired Fund and the Acquiring Fund.

THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Directors

Richard M. Wachterman
Assistant Secretary
Legg Mason Light Street Trust, Inc.

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization—Legg Mason Classic Valuation Fund and Legg Mason Partners Investors Value Fund
Appendix B:	Financial Highlights of Legg Mason Partners Investors Value Fund
Appendix C:	Historical Performance for Each Fund
Appendix D:	Instructions for Signing the Proxy Card

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Classic Valuation Fund and Legg Mason Partners Investors Value Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2009, by and among Legg Mason Partners Equity Trust, a Maryland business trust (the “Acquiring Entity”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Investors Value Fund (the “Acquiring Fund”), and Legg Mason Light Street Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of its series Legg Mason Classic Valuation Fund (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Legg Mason Fund Adviser, Inc. (“LMFA”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of outstanding shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund as a series of the Acquired Entity, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Acquiring Entity or Acquired Entity, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets attributable to a class of its shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Class A, Class C and Institutional Class shares of the Acquired Fund correspond to the Class A, Class C and Class I shares, respectively, of the Acquiring Fund, the term “Acquired Fund Shares” shall be read to mean only such classes of shares of the Acquired Fund, and the term “Acquiring Fund Shares” shall be read to mean only such classes of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date, except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMFA, LMPFA and the Acquiring Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Acquired Entity, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and realized net capital gain (as defined in the Code) (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), by class, on a pro rata basis within each class, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) redeem shares of the Acquired Fund and (c) terminate the Acquired Fund as a series of the Acquired Entity in accordance with Maryland law as soon as reasonably practicable after that distribution, but in all event within six months after the Closing Date. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends and/or other distributions by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [            ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends and/or other distributions. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that the Assets have been so transferred as of the Closing Date. The Acquired Entity shall deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Entity, on behalf of the Acquiring Fund, shall deliver to the Secretary of the Acquired Entity, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the respective accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Entity’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as of the last day of and for the most recently completed fiscal year (two fiscal years in the case of the Statement of Changes in Net Assets) of the Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period(s) in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as of the last day of and for the most recently completed fiscal half year(s) of the Acquired Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate segregated portfolio of assets (“series”) of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and, on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q) The Acquired Fund and the Acquired Entity have satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the

Acquiring Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year (two fiscal years in the case of the Statement of Changes in Net Assets) of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period(s) in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as of the last day of and for the most recently completed fiscal half year(s) of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Acquiring Fund and the Acquiring Entity has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 Prior to the Closing, the Acquiring Entity shall not change the Acquiring Entity Charter or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

5.12 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

5.13 In accordance with Rule 17a-8 under the 1940 Act, the Acquiring Fund will preserve written records that describe the transactions contemplated hereby and their terms for six years after the Closing Date (and for the first two years in an easily accessible place).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth in paragraphs 8.1 or 8.5 have not been satisfied on or before the Closing Date, the transactions contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below has not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the

Acquiring Entity, on behalf of the Acquiring Fund, the other entity to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Acquired Entity Charter, the bylaws of the Acquired Entity, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA and LMFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities, followed by the distribution by the Acquired Fund to the Acquired Fund Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization; (iii) under Section 354 of the Code, Acquired Fund Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the aggregate basis of Acquired Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held the Acquired Fund Shares at the time of the reorganization as capital assets; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities; (vii) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and (viii) under Section 1223(2) of the Code, the holding period of each Asset transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the period during which such Asset was held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period). The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of K&L Gates LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as an open-end investment company registered under the 1940 Act as described in the Acquired Entity’s registration statement; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ or secured parties’ rights generally and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of K&L Gates LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund, and its authorized officers: (a) the Acquiring Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the receipt of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, it has relied on the opinion of Venable LLP and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those members of the Acquired Entity Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those members of the Acquiring Entity Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, except that any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will be borne by the Acquiring Fund. LMFA and the Acquired Fund will each pay 50% of all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquired Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that any transaction costs associated with repositioning the Acquired Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement among the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The obligations of LMFA and LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between these laws and the federal securities laws, the latter shall govern.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquiring Entity Charter, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of its series LEGG MASON PARTNERS INVESTORS VALUE FUND

By:
Name:
Title:

LEGG MASON LIGHT STREET TRUST, INC., on behalf of its series LEGG MASON CLASSIC VALUATION FUND

By:
Name:
Title:
Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

LEGG MASON FUND ADVISER, LLC

By:
Name:
Title:

SCHEDULE 4.1

[None]

SCHEDULE 4.2

[None]

APPENDIX B

Financial Highlights of Legg Mason Partners Investors Value Fund

Financial Highlights (Acquiring Fund)

The financial highlights tables are intended to help you understand the performance of Class A, Class C and Class I shares for the past five years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, except for the year ended December 31, 2004, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007, is that of the Fund’s predecessor. The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following tables were audited by another independent registered public accounting firm.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$21.34	$21.81	$20.43	$20.55	$19.07

Income (Loss) From Operations:
Net investment income	0.29	0.28	0.26	0.23	0.29
Net realized and unrealized gain (loss)	(7.69)	0.49	3.29	1.01	1.70

Total Income (loss) From Operations	(7.40)	0.77	3.55	1.24	1.99

Less Distributions From:
Net investment income	(0.27)	(0.28)	(0.26)	(0.23)	(0.28)
Net realized gains	(0.43)	(0.96)	(1.91)	(1.13)	(0.23)

Total Distributions	(0.70)	(1.24)	(2.17)	(1.36)	(0.51)

Net Asset Value, End of Year	$13.24	$21.34	$21.81	$20.43	$20.55

Total Return[3]	(35.52)%	3.50%	17.63%	6.15%	10.50%

Net Assets, End of Year (000s)	$290,115	$583,441	$304,173	$314,069	$308,990

Ratios to Average Net Assets:
Gross expenses	0.95%	0.86%	0.91%[4]	0.93%	0.88%
Net expenses	0.95	0.85 [5]	0.90 [4,5]	0.93	0.88
Net investment income	1.61	1.23	1.21	1.13	1.46

Portfolio Turnover Rate	23%	14%	25%	53%	36%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For a share of capital stock outstanding prior to April 16, 2007.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.88%.

[5]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$20.79	$21.28	$19.98	$20.13	$18.70

Income (Loss) From Operations:
Net investment income	0.12	0.10	0.05	0.03	0.10
Net realized and unrealized gain (loss)	(7.46)	0.47	3.21	1.00	1.67

Total Income (Loss) From Operations	(7.34)	0.57	3.26	1.03	1.77

Less Distributions From:
Net investment income	(0.13)	(0.10)	(0.05)	(0.05)	(0.11)
Net realized gains	(0.43)	(0.96)	(1.91)	(1.13)	(0.23)

Total Distributions	(0.56)	(1.06)	(1.96)	(1.18)	(0.34)

Net Asset Value, End of Year	$12.89	$20.79	$21.28	$19.98	$20.13

Total Return[3]	(36.05)%	2.67%	16.49%	5.16%	9.46%

Net Assets, End of Year (000s)	$12,146	$36,423	$31,290	$36,803	$43,386

Ratios to Average Net Assets:
Gross expenses	1.81%	1.62%	1.84%[4]	1.89%	1.78%
Net expenses	1.80 [5,6]	1.62 [5,6]	1.84 [4,5]	1.89	1.78
Net investment income	0.70	0.44	0.26	0.16	0.51

Portfolio Turnover Rate	23%	14%	25%	53%	36%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For a share of capital stock outstanding prior to April 16, 2007.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.82%.

[5]	Reflects fee waivers and/or expense reimbursements.
[6]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.76%.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2008	2007	2006[2]	2005[2]	2004[2]
Net Asset Value, Beginning of Year	$20.88	$21.37	$20.05	$20.20	$18.76

Income (Loss) From operations:
Net investment income	0.16	0.11	0.07	0.05	0.11
Net realized and unrealized gain (loss)	(7.51)	0.48	3.24	0.99	1.68

Total Income (Loss) From Operations	(7.35)	0.59	3.31	1.04	1.79

Less Distributions From:
Net investment income	(0.15)	(0.12)	(0.08)	(0.06)	(0.12)
Net realized gains	(0.43)	(0.96)	(1.91)	(1.13)	(0.23)

Total Distributions	(0.58)	(1.08)	(1.99)	(1.19)	(0.35)

Net Asset Value, End of Year	$12.95	$20.88	$21.37	$20.05	$20.20

Total Return[3]	(35.94)%	2.71%	16.64%	5.20%	9.53%

Net Assets, End of Year (000s)	$41,205	$87,905	$45,553	$52,771	$67,647

Ratios to Average Net Assets:
Gross expenses	1.66%	1.57%	1.76%[4]	1.81%	1.75%
Net expenses	1.66 [5,6]	1.57 [5,6]	1.76 [4,5]	1.81	1.75
Net investment income	0.89	0.52	0.34	0.24	0.56

Portfolio Turnover Rate	23%	14%	25%	53%	36%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For a share of capital stock outstanding prior to April 16, 2007.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.74%.

[5]	Reflects fee waivers and/or expense reimbursements.
[6]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.64%.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2008	2007[2]	2006[3]	2005[3]	2004[3]
Net Asset Value, Beginning of Year	$21.29	$21.77	$20.40	$20.52	$19.04

Income (Loss) From Operations:
Net investment income	0.35	0.34	0.32	0.30	0.34
Net realized and unrealized gain (loss)	(7.66)	0.48	3.29	1.01	1.71

Total Income (Loss) From Operations	(7.31)	0.82	3.61	1.31	2.05

Less Distributions From:
Net investment income	(0.33)	(0.34)	(0.33)	(0.30)	(0.34)
Net realized gains	(0.43)	(0.96)	(1.91)	(1.13)	(0.23)

Total Distributions	(0.76)	(1.30)	(2.24)	(1.43)	(0.57)

Net Asset Value, End of Year	$13.22	$21.29	$21.77	$20.40	$20.52

Total Return[4]	(35.23)%	3.75%	17.98%	6.51%	10.83%

Net Assets, End of Year (000s)	$327,822	$571,317	$577,618	$540,992	$789,928

Ratios to Average Net Assets:
Gross expenses	0.61%	0.57%	0.62%[5]	0.58%	0.60%
Net expenses	0.59 [6,7]	0.54 [6,7]	0.62 [5,6]	0.58	0.60
Net investment income	1.98	1.52	1.49	1.47	1.72

Portfolio Turnover Rate	23%	14%	25%	53%	36%

[1]	Per share amounts have been calculated using the average shares method.
[2]	As of August 17, 2007, all Class I shares converted to Class O shares and Class O shares were redesignated as Class I shares.
[3]	For a share of capital stock outstanding prior to April 16, 2007.
[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.56%.

APPENDIX C

Historical Performance for Each Fund

Legg Mason Partners Investors Value Fund (Acquiring Fund)

The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance over time. The bar chart and the information following show the total return of the Fund’s Class I shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year, and also compares the Fund’s performance with the average annual total returns of a broad-based securities index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class I shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class I expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class I expenses would have been higher than that shown.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class I Shares*

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 19.87% in second quarter of 2003; Lowest: (20.16)% in third quarter of 2002.

The Fund’s year-to-date total return as of June 30, 2009 was 2.18%

Average Annual Total Returns (for periods ended December 31, 2008)*

	1 Year	5 Years	10 Years
Class I1
Return before taxes	(35.23)%	(1.32)%	1.80%
Return after taxes on distributions[1]	(35.89)%	(2.61)%	0.14%
Return after taxes on distributions and sale of Fund shares[2]	(22.38)%	(1.24)%	1.06%

Other Classes (Return before taxes only)
Class A	(39.23)%	(2.79)%	0.90%
Class B	(39.15)%	(2.67)%	0.63%
Class C	(36.56)%	(2.43)%	0.70%

Comparative Indexes
S&P 500 Index[3,5]	(37.00)%	(2.19)%	(1.38)%
Russell 1000 Value Index[4,5]	(36.85)%	(0.79)%	1.36%

*	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the Fund’s predecessor.
[1]	Class I shares were converted to Class O shares and Class O shares were redesignated as Class I shares on August 17, 2007.
[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class I shares only. After-tax returns for other share classes will vary.

[3]	The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks.
[4]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
[5]	An investor cannot invest directly in an index. The performance of the index does not reflect deductions for fees, expenses or taxes.

Legg Mason Classic Valuation Fund (Acquired Fund)

The information below provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns for various periods compare with those of a broad measure of market performance. The bar chart and the quarter return information show the total return of the Fund’s Class C shares, but do not reflect the impact of sales charges (loads) on Class C shares. If they did, the returns would be lower than those shown for certain periods. Annual returns assume reinvestment of all distributions, if any. Past performance (before and after taxes) is not necessarily an indication of future performance.

Class C Shares*

Year-by-year total return as of December 31 of each year (before taxes) (%)**

*	On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge for shares bought by investors on and after that date and redeemed within one year of purchase.
**	The Fund’s year-to-date total return as of June 30, 2009 was 0.44%.

During the past nine calendar years:

	Quarter Ended	Total Return
Best quarter:	June 30, 2003	24.30%
Worst quarter:	December 31, 2008	(26.48)%

Average Annual Total Returns

The table below shows the Fund’s average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Class C shares to illustrate the effect of federal taxes on Fund returns. The table also shows returns before taxes for the Standard & Poor’s 500 Index (“S&P 500 Index”). Unlike the returns in the bar chart, the returns in the table reflect the impact of the contingent deferred sales charge on Class C shares in the first year.

For the periods ended December 31, 2008:

Classic Valuation Fund (a)	1 Year	5 Years	Life of Class
Class C Shares(b)—
Return Before Taxes	(43.46)%	(5.41)%	(1.24	)%(d)
Return After Taxes on Distributions(c)	(44.04)%	(6.17)%	(1.68	)%(d)
Return After Taxes on Distributions and Sale of Fund Shares(c)	(27.10)%	(3.99)%	(0.74	)%(d)
Institutional Class Shares—
Return Before Taxes	(42.30)%	(4.45)%	(3.16	)%(e)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(37.00)%	(2.19)%	(2.84	)%(d)

During periods of Fund losses, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes, and the return after taxes on distributions, because the loss generates a tax benefit that is factored into the result.

(a)

Class A shares of the Fund began operations on February 3, 2009. Accordingly, Class A shares do not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class A shares would differ from those of Class C shares only to the extent that it would pay different expenses than Class C shares.

(b)

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge for shares bought by investors on and after that date and redeemed within one year of purchase.

(c)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for the Fund’s other classes will differ from those shown for Class C shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(d)	November 8, 1999 (commencement of operations) to December 31, 2008.
(e)	July 13, 2001 (commencement of operations) to December 31, 2008.

APPENDIX D

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

D-1

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Investors Value Fund

STATEMENT OF ADDITIONAL INFORMATION

October [    ], 2009

Acquisition of Assets and Liabilities of:	By and Exchange of Shares of:
Legg Mason Classic Valuation Fund	Legg Mason Partners Investors Value Fund

100 International Drive Baltimore, Maryland 21202 1-800-822-5544 1-888-425-6432	55 Water Street New York, New York 10041 1-800-822-5544 1-888-425-6432

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated October [    ], 2009, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Classic Valuation Fund (the “Acquired Fund”), a series of Legg Mason Light Street Trust, Inc., in exchange for the assumption of all of the Acquired Fund’s liabilities by, and for shares of Legg Mason Partners Investors Value Fund (the “Acquiring Fund”), a series of Legg Mason Partners Equity Trust, having an aggregate value equal to those of the Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-822-5544 or 1-888-425-6432. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

S-1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization will be held at the offices of Legg Mason Fund Advisers, Inc., 100 Light Street, 7th Floor, Baltimore, Maryland 21202, on November 24, 2009, at 10:00 a.m., Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated October [    ], 2009, consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund and date thereof and accession numbers:

Fund	Date and Filing Date	Accession Number
Legg Mason Partners Investors Value Fund	April 30, 2009; Filed on May 5, 2009	0001193125-09-100067

The financial statements of the Acquired Fund as included in the Fund’s Annual Report filed for the year ended March 31, 2009 and accession number:

Fund	Period Ending	Accession Number
Legg Mason Classic Valuation Fund	March 31, 2009; Filed on June 4, 2009	0001193125-09-125340

The financial statements of the Acquiring Fund as included in the Fund’s Annual Reports filed for the year ended December 31, 2008 and accession numbers:

Fund	Period Ending	Accession Number
Legg Mason Partners Investors Value Fund	December 31, 2008; Filed on March 5, 2009	0001193125-09-045854

The Acquiring Fund’s semi-annual report filed after the above referenced annual report for the period ended June 30, 2009 and accession number:

Fund	Period Ending	Accession Number
Legg Mason Partners Investors Value Fund	June 30, 2009; Filed on [September , 2009]	[To come]

PRO FORMA FINANCIAL STATEMENTS

No pro forma financials are required for the Reorganization under current SEC requirements, because the net assets of the Acquired Fund did not exceed 10% of the net assets of the Acquired Fund.

S-2

PART C—OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

ITEM 16.	EXHIBITS

(1)(a) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 70”).

(b) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(c) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(d) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(e) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(f) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(g) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(h) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(i) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(j) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(k) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(l) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(m) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(n) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(o) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(2) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

(5) Not Applicable.

(6)(a) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Investors Value Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(b) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisers, LLC (“ClearBridge”), with respect to Legg Mason Partners Investors Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(7)(a) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(b) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(c) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(d) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(e) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(f) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(g) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128 as filed with the SEC on December 15, 2008.

(8)(a) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(b) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(c) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(d) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(e) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(9)(a) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(b) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(10)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(b) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(c) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(d) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119.

(e) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(f) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(g) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(11)(a)(1)Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

(a)(2) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herein.

(12) Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13) Not applicable.

(14)(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm, is filed herewith.

(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not applicable.

(16) Power of Attorney dated August 21, 2009 is filed herewith.

(17)(a) Form of Proxy Card is filed herewith.

(b) Statement of Additional Information of Legg Mason Partners Investors Value Fund dated April 30, 2009 is filed herewith.

(c) Annual Report of Legg Mason Partners Investors Value Fund for the year ended December 31, 2008 is filed herewith.

(d) Prospectus and Statement of Additional Information of Legg Mason Classic Valuation Fund, a series of Legg Mason Light Street Trust, Inc., dated August 1, 2009 is filed herewith.

(e) Annual Report of Legg Mason Classic Valuation Fund, a series of Legg Mason Light Street Trust, Inc., for the year ended March 31, 2009 is filed herewith.

(f) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”) (formerly PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(g) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and PNC GIS is incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009 (“Post-Effective Amendment No. 147”).

(h) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141.

(i) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(j) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(k) Letter Agreement amending the Transfer Agency and Services Agreement with PNC GIS, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 120.

(o) Code of Ethics of ClearBridge Advisers, LLC is filed herewith.

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 21st day of August, 2009.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Partners Investors Value Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee	August 21, 2009
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer	August 21, 2009
Kaprel Ozsolak

/s/ Paul R. Ades*	Trustee	August 21, 2009
Paul R. Ades

/s/ Andrew L. Breech*	Trustee	August 21, 2009
Andrew L. Breech

/s/ Dwight B. Crane*	Trustee	August 21, 2009
Dwight B. Crane

/s/ Robert M. Frayn, Jr*	Trustee	August 21, 2009
Robert M. Frayn, Jr.

/s/ Frank G. Hubbard*	Trustee	August 21, 2009
Frank G. Hubbard

/s/ Howard J. Johnson*	Trustee	August 21, 2009
Howard J. Johnson

/s/ David E. Maryatt*	Trustee	August 21, 2009
David E. Maryatt

/s/ Jerome H. Miller*	Trustee	August 21, 2009
Jerome H. Miller

/s/ Ken Miller*	Trustee	August 21, 2009
Ken Miller

/s/ John J. Murphy*	Trustee	August 21, 2009
John J. Murphy

/s/ Thomas F. Schlafly*	Trustee	August 21, 2009
Thomas F. Schlafly

/s/ Jerry A. Viscione*	Trustee	August 21, 2009
Jerry A. Viscione

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
(11)(a)(1)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

(11)(a)(2)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

(14)(a)	Consent of KPMG LLP.

(b)	Consent of PricewaterhouseCoopers LLP.

(16)	Powers of Attorney.

(17)(a)	Form of Proxy Card.

(b)	Statement of Additional Information of Legg Mason Partners Investors Value Fund dated April 30, 2009.

(c)	Annual Report of Legg Mason Partners Investors Value Fund for the year ended December 31, 2008.

(d)	Prospectus and Statement of Additional Information of Legg Mason Classic Valuation Fund, a series of Legg Mason Light Street Trust, Inc., dated August 1, 2009.

(e)	Annual Report of Legg Mason Classic Valuation Fund, a series of Legg Mason Light Street Trust, Inc., for the year ended March 31, 2009.

(o)	Code of Ethics of ClearBridge Advisers, LLC.